FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


      Date of report (Date of earliest event reported): September 24, 2001


                               CC V HOLDINGS, LLC
                      (formerly known as Avalon Cable LLC)
                           CC V HOLDINGS FINANCE, INC.
             (formerly known as Avalon Cable Holdings Finance, Inc.)
             -------------------------------------------------------
           (Exact name of registrants as specified in their charters)


                                    Delaware
                                    Delaware
                                    --------
         (State or Other Jurisdiction of Incorporation or Organization)


               333-75415                        13-4029965
              333-75415-03                      13-4029969
              ------------                      ----------
        (Commission File Number) (Federal Employer Identification Number)


              12405 Powerscourt Drive
                St. Louis, Missouri                      63131
                -------------------                      -----
      (Address of Principal Executive Offices)         (Zip Code)

                                 (314) 965-0555
                                 --------------
              (Registrant's telephone number, including area code)



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ITEM 5. OTHER ITEMS.

      On September 24, 2001, CC V Holdings, LLC (formerly known as Avalon Cable,
LLC) and its wholly owned subsidiary CC V Holdings Finance, Inc. (formerly known as Avalon Cable Holdings Finance, Inc.), subsidiaries of Charter Communications Inc. (the Company), announced that Jerry Kent, President and Chief Executive Officer of the Company, had advised the Company that he did not intend to extend his employment agreement, which runs through December 23, 2001. Accordingly, Mr. Kent and the Company have mutually agreed to terminate his employment as President and Chief Executive Officer of the Company, and that Mr. Kent would resign from its Board of Directors effective September 28, 2001. A copy of the press release is being filed as Exhibit 99.1 with this report.

      On October 1, 2001, CC V Holdings, LLC and its wholly owned subsidiary CC V Holdings Finance, Inc., subsidiaries of Charter Communications Inc., announced long-term employment agreements for Kent D. Kalkwarf, Executive Vice President and Chief Financial Officer; and David G. Barford, Executive Vice President and Chief Operating Officer. A copy of the press release is being filed as Exhibit
99.2 with this report.

ITEM 7. EXHIBITS.

99.1  Press release dated September 24, 2001 *
99.2  Press release dated October 1, 2001 *

------------------------------

      *    filed herewith

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this Current Report to be signed on their behalf by the undersigned hereunto duly authorized.


                              CC V HOLDINGS, LLC

Dated: October 4, 2001        By: CHARTER COMMUNICATIONS, INC.
                                  ----------------------------
                                  Its Manager

                              By: /s/ KENT D. KALKWARF
                                  --------------------
                                  Name:  Kent D. Kalkwarf
                                  Title: Executive Vice President and Chief
                                         Financial Officer
                                         (Principal Financial Officer and
                                         Principal Accounting Officer) of
                                         Charter Communications, Inc. (Manager)
                                         and CC V Holdings, LLC



                              CC V HOLDINGS FINANCE, INC.

Dated: October 4, 2001        By: /s/ KENT D. KALKWARF
                                  --------------------
                                  Name:  Kent D. Kalkwarf
                                  Title: Executive Vice President and Chief
                                         Financial Officer
                                         (Principal Financial Officer and
                                         Principal Accounting Officer)

EXHIBIT INDEX


EXHIBIT
NUMBER    DESCRIPTION
------    -----------

99.1      Press release dated September 24, 2001.
99.2      Press release dated October 1, 2001.